CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP unitholders. Brookfield Renewable’s capital is monitored through the debt-to-total capitalization ratio on a corporate and consolidated basis. As at December 31, 2023 these ratios were 12% and 40%, respectively (2022: 11% and 39%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt-to-capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage.
Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2023, which was unchanged from 2022, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2023	2022	2023	2022
Commercial paper(1)	$183	$249	$183	$249
Debt
Medium-term notes(2)	2,660	2,307	2,660	2,307
Non-recourse borrowings(3)	—	—	27,020	22,321
	2,660	2,307	29,680	24,628
Deferred income tax liabilities, net(4)	—	—	6,930	6,331
Equity
Non-controlling interest	—	—	18,863	14,755
Preferred equity	583	571	583	571
Perpetual subordinated notes	592	592	592	592
Preferred limited partners’ equity	760	760	760	760
Unitholders’ equity	9,181	9,608	9,181	9,608
Total capitalization	$13,776	$13,838	$66,589	$57,245
Debt-to-total capitalization	19%	17%	45%	43%
Debt-to-total capitalization (market value)(5)	12%	11%	40%	39%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Medium-term notes are unsecured and guaranteed by Brookfield Renewable and excludes $10 million (2022: $8 million) of deferred financing fees, net of unamortized premiums.
(3)Consolidated non-recourse borrowings include $2,626 million (2022: $1,838 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $140 million (2022: $124 million) of deferred financing fees and $11 million (2022: $105 million) of unamortized premiums.
(4)Deferred income tax liabilities less deferred income tax assets.
(5)Based on market values of Preferred equity, Perpetual subordinated notes, Preferred limited partners’ equity and Unitholders’ equity.